June 30, 2007

Drury Capital Inc.
34-35 Dronningens Gad
Suite 2A
St. Thomas, VI 00802

Attention: Mr. Bernard Drury

Re:    Management Agreement Renewal

Dear Mr. Drury:

We are writing with respect to your management agreements concerning the commodity pool to which reference is made below (the ‘‘Management Agreement’’). We are extending the term of the Management Agreement through June 30, 2008 and all other provisions of the Management Agreement will remain unchanged.

•	Citigroup Diversified Futures Fund L.P.

•	CMF Drury Master Fund

•	CMF Institutional Futures Portfolio L.P.

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.

Very truly yours,

CITIGROUP MANAGED FUTURES LLC

By: /s/ Jennifer Magro
        Jennifer Magro
        Chief Financial Officer & Director

By: /s/ Bernard V. Drury

Print Name: Bernard V. Drury

JM/sr

June 30, 2007

Aspect Capital Management Ltd.
Nations House – 8th Floor
103 Wigmore Street
London W1U 1QS, U.K.

Attention: Mr. Anthony Todd

Re:    Management Agreement Renewals

Dear Mr. Todd:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the ‘‘Management Agreements’’). We are extending the term of the Management Agreements through June 30, 2008 and all other provisions of the Management Agreements will remain unchanged.

•	Salomon Smith Barney Global Diversified Futures Fund L.P.

•	Salomon Smith Barney Diversified 2000 Futures Fund L.P.

•	Citigroup Diversified Futures Fund L.P.

•	Citibank NA (Alera 100)

•	CMF Aspect Master Fund L.P.

•	CMF Institutional Futures Portfolio LP

•	Legion Aspect

•	Citigroup Global Futures Fund Ltd.

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.

Very truly yours,

CITIGROUP MANAGED FUTURES LLC

By: /s/ Jennifer Magro
        Jennifer Magro
        Chief Financial Officer & Director

By: /s/ James Walker

Print Name: James Walker

JM/sr

June 30, 2007

John W. Henry & Company, Inc.
301 Yamato Road, Suite 2200
Boca Raton, Fl. 33431-4931

Attn: Mr. Ken Webster

Re:    Management Agreement Renewals

Dear Mr. Webster:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the ‘‘Management Agreements’’). We are extending the term of the Management Agreements through June 30, 2008 and all other provisions of the Management Agreements will remain unchanged.

•	Shearson Mid-West Futures Fund

•	Shearson Lehman Select Advisors Futures Fund L.P.

•	Smith Barney Mid-West Futures Fund L.P. II

•	Smith Barney Westport Futures Fund L.P.

•	Hutton Investors Futures Fund, L.P. II (HIFF II)

•	AURORA III

•	Salomon Smith Barney Diversified 2000 Futures Fund L.P.

•	Citibank NA (Alera 100)

•	JWH Strategic Allocation Master Fund LLC

•	Citigroup Diversified Futures Fund

•	CMF Institutional Futures Portfolio LP

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.

Very truly yours,

CITIGROUP MANAGED FUTURES LLC

By: /s/ Jennifer Magro
        Jennifer Magro
        Chief Financial Officer & Director

By: /s/ Ken Webster

Print Name: Ken Webster

JM/sr

June 30, 2007

Willowbridge Associates Inc.
101 Morgan Lane – Suite 180
Plainsboro, N.J. 08536

Attention: Mr Steve R. Crane

Re:    Management Agreement Renewals

Dear Mr. Crane:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the ‘‘Management Agreements’’). We are extending the term of the Management Agreements through June 30, 2008 and all other provisions of the Management Agreements will remain unchanged.

•	Salomon Smith Barney Orion Futures Fund L.P.

•	Smith Barney Diversified Futures Fund L.P.

•	Smith Barney Diversified Futures Fund L.P. II

•	Citigroup Diversified Futures Fund L.P.

•	Citibank NA (Alera 100)

•	CMF Institutional Futures Portfolio LP

•	CMF Willowbridge Argo Master Fund L.P.

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.

Very truly yours,

CITIGROUP MANAGED FUTURES LLC

By: /s/ Jennifer Magro
        Jennifer Magro
        Chief Financial Officer & Director

By: /s/ Steven R. Crane

Print Name: Steven R. Crane

JM/sr

June 30, 2007

Capital Fund Management
6 Boulevard Haussmann
75009 Paris
France

Attention: Jean-Pierre Aguilar, CFO

Re:    Management Agreement Renewals

Dear Mr. Aguilar:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the ‘‘Management Agreements’’). We are extending the term of the Management Agreements through June 30, 2008 and all other provisions of the Management Agreements will remain unchanged.

•	Smith Barney Diversified Futures Fund L.P. II

•	Citigroup Diversified Futures Fund L.P.

•	Citibank NA (Alera 100)

•	CMF Capital Fund Management Master

•	CMF Institutional Futures Portfolio LP

•	Citigroup Global Futures Fund Ltd.

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.

Very truly yours,

CITIGROUP MANAGED FUTURES LLC

By: /s/ Jennifer Magro
        Jennifer Magro
        Chief Financial Officer & Director

By: /s/ Jean Pierre Aguilar

Print Name: Jean Pierre Aguilar

JM/sr

June 30, 2007

Graham Capital Management, L.P.
Rock Ledge Financial Center
40 Highland Avenue
Rowayton, CT 06853

Attention: Mr. Paul Sedlack

Re:    Management Agreement Renewals

Dear Mr. Sedlack:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the ‘‘Management Agreements’’). We are extending the term of the Management Agreements through June 30, 2008 and all other provisions of the Management Agreements will remain unchanged.

•	Smith Barney Global Markets Futures Fund

•	Smith Barney Diversified Futures Fund L.P. II

•	Smith Barney Diversified Futures Fund L.P.

•	Salomon Smith Barney Diversified 2000 Futures Fund L.P.

•	AURORA III

•	Salomon Smith Barney Fairfield Futures Fund L.P.

•	Citigroup Diversified Futures Fund L.P.

•	Citigroup Fairfield Futures Fund L.P. II

•	CMF Graham Master Fund L.P.

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.

Very truly yours,

CITIGROUP MANAGED FUTURES LLC

By: /s/ Jennifer Magro
        Jennifer Magro
        Chief Financial Officer & Director

By: /s/ Paul Sedlack

Print Name: Paul Sedlack

JM/sr

June 30, 2007

Winton Capital Management
1a. St. Mary Abbot’s Place
Kensington, London W86LS, U.K.

Attention: Mr. Martin Hunt

Re:    Management Agreement Renewals

Dear Mr. Hunt:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the ‘‘Management Agreements’’). We are extending the term of the Management Agreements through June 30, 2008 and all other provisions of the Management Agreements will remain unchanged.

•	Smith Barney Diversified Futures Fund L.P.

•	AURORA III

•	SSB Orion Futures Fund L.P.

•	CMF Winton Feeder LP I

•	Citigroup Diversified Futures Fund L.P.

•	CMF Winton Master Fund L.P.

•	CMF Institutional Futures Portfolio LP

•	Legion Winton

•	Citigroup Abingdon Futures Fund L.P.

•	Citigroup Global Futures Fund Ltd.

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.

Very truly yours,

CITIGROUP MANAGED FUTURES LLC

By: /s/ Jennifer Magro
        Jennifer Magro
        Chief Financial Officer & Director

By: /s/ Martin Hunt

Print Name: Martin Hunt

JM/sr

June 30, 2007

AAA Capital Management Inc.
1300 Post Oak Blvd. #350
Houston, Texas 77056

Attention: Mr. Anthony Annunziato

Re:    Management Agreement Renewals

Dear Mr. Annunziato:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the ‘‘Management Agreements’’). We are extending the term of the Management Agreements through June 30, 2008 and all other provisions of the Management Agreements will remain unchanged.

•	SB AAA Master Fund LLC

•	Salomon Smith Barney Orion Futures Fund L.P.

•	Legion AAA LLC

•	Legion LTD AAA

•	Citigroup Energy Advisors Portfolio L.P.

•	Citigroup Global Futures Fund LTD.

•	Citigroup Diversified Futures Fund L.P.

•	CMF Institutional Futures Portfolio L.P.

•	Smith Barney AAA Energy Fund L.P.

•	Salomon Smith Barney AAA Energy Fund L.P. II

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.

Very truly yours,

CITIGROUP MANAGED FUTURES LLC

By: /s/ Jennifer Magro
        Jennifer Magro
        Chief Financial Officer & Director

By: /s/ A. Anthony Annunziato

Print Name: A. Anthony Annunziato

DRMcA/sr

June 30, 2007

Avant Asset Management Inc.
3200 South West Freeway
Suite 2240
Houston, Texas 77027

Attention: Mr. Brick Diemer

Re: Management Agreement Renewal

Dear Mr. Diemer:

We are writing with respect to your management agreement concerning the commodity pool to which reference is made below (the ‘‘Management Agreement’’). We are extending the term of the Management Agreement through June 30, 2008 and all other provisions of the Management Agreement will remain unchanged.

•	CTA CAPITAL LLC

•	Citigroup Emerging CTA Portfolio L.P.

•	CMF Avant Master Fund L.P.

•	Citigroup Diversified Futures Fund L.P.

•	Aurora III

•	Citigroup Energy Advisors Portfolio L.P.

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.

Very truly yours,

CITIGROUP MANAGED FUTURES LLC

By: /s/ Jennifer Magro
        Jennifer Magro
        Chief Financial Officer & Director

By: /s/ Brick Diemer

Print Name: Brick Diemer

JM/sr